UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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IDT Corporation

(Name of Registrant as Specified In Its Charter)

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IDT CORPORATION
520 Broad Street
Newark, New Jersey 07102
(973) 438-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	11:00 a.m., local time, on Wednesday, December 14, 2022

PLACE:	Offices of IDT Corporation, 520 Broad Street, Newark, New Jersey 07102

ITEMS OF BUSINESS:	1.	To elect five directors, each for a term of one year.

	2.	To approve an amendment to the IDT Corporation 2015 Stock Option and Incentive Plan that will, among other things, increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 50,000.

	3.	To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record as of the close of business in New York, New York on October 20, 2022.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING IN-PERSON ADMISSION:

If you were a stockholder of record as of October 20, 2022, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of October 20, 2022 with you to the Annual Meeting, as well as a form of personal photo identification. The Company requests that any stockholder seeking to attend the Annual Meeting in person first email the Company’s investor relations department at invest@idt.net to RSVP.

ANNUAL MEETING DIRECTIONS:	You may request directions to the annual meeting via email at invest@idt.net or by calling IDT Investor Relations at (973) 438-3838.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE IDT CORPORATION STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 14, 2022:

The Notice of Annual Meeting and Proxy Statement and the 2022 Annual Report are available at:

www.idt.net/investors-and-media

BY ORDER OF THE BOARD OF DIRECTORS

Joyce J. Mason
Executive Vice President, General Counsel and Corporate Secretary

Newark, New Jersey

November 3, 2022

IDT CORPORATION
520 Broad Street
Newark, New Jersey 07102
(973) 438-1000

PROXY STATEMENT

GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of IDT Corporation, a Delaware corporation (the “Company” or “IDT”) as of the close of business in New York, New York on October 20, 2022, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, December 14, 2022 at 11:00 a.m., local time, at the offices of IDT, 520 Broad Street, Newark, New Jersey 07102. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about November 10, 2022.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, New York on October 20, 2022 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had 25,509,031 shares outstanding and entitled to vote at the Annual Meeting, consisting of 1,574,326 shares of Class A Common Stock and 23,934,705 shares of Class B Common Stock. The remaining shares issued, consisting of 1,698,000 shares of Class A Common Stock and 3,829,654 shares of Class B Common Stock, are beneficially owned by the Company, and are not entitled to vote or to be counted as present at the Annual Meeting for purposes of determining whether a quorum is present. The shares of stock owned by the Company will not be deemed to be outstanding for determining whether a majority of the votes cast have voted in favor of any proposal.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

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Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not properly revoked prior to the meeting will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (or “SEC”), the Board of Directors did not know of any other matters to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Executive Vice President, General Counsel and Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the outstanding Class A Common Stock and Class B Common Stock (voting together and excluding the shares owned by the Company as those shares are not considered to be outstanding), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1) and the adoption of an amendment to the Company’s 2015 Stock Option and Incentive Plan (as amended and restated to date, the “2015 Plan”) (Proposal No. 2). This means that the number of votes cast “for” a Proposal must exceed the number of votes cast “against” that Proposal. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange.

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1), the adoption of an amendment to the 2015 Plan (Proposal No. 2) or on any stockholder proposal or other matter raised at the Annual Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

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How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-1000, and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2022 refers to the Fiscal Year ended July 31, 2022).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the New York Stock Exchange.

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at https://www.idt.net/investors-and-media/governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit Committee, Compensation Committee, Corporate Governance Committee and Nominating Committee, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at https://www.idt.net/investors-and-media/governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange definitions of independent. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.	During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.	During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

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3.	(a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.	Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.	The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax-exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three Fiscal Years, exceeds the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

In addition, all members of the Company’s Audit Committee must meet the independence requirements of Section 2014.10A-3 of the Securities Exchange Act of 1934.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Michael Chenkin, Eric F. Cosentino and Judah Schorr is independent in accordance with the Corporate Governance Guidelines and Section 2014.10A-3 of the Securities Exchange Act of 1934 and, thus, that a majority of the current Board of Directors, a majority of the director nominees, and each current member of the Audit, Compensation, Corporate Governance and Nominating Committees is independent. As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company and who is deemed independent by the Board of Directors. Therefore, none of Howard S. Jonas, Bill Pereira or Liora Stein is a non-employee director. None of the non-employee directors had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1—Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills, including as to personal factors of nominees and the diverse perspectives that nominees may bring to their service on the Board, that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a director.

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Director Communications

Stockholders and other interested parties may communicate with: (i) the Board of Directors, by contacting the Chairman of the Board; (ii) the non-employee directors, by contacting the Lead Independent Director (currently Eric F. Cosentino); and (iii) the Audit, Compensation, Corporate Governance or Nominating Committees of the Board of Directors, by contacting the respective chairmen of such committees. All communications should be in writing, should indicate in the address whether the communication is intended for the Lead Independent Director, the Chairman of the Board, or a Committee Chairman, and should be directed care of IDT Corporation’s Corporate Secretary, Joyce J. Mason, Esq., Stockholder Communications, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, (ii) intended for the non-employee directors, to the Lead Independent Director, and (iii) intended for the Audit, Compensation, and Corporate Governance Committees, to the Chairmen of such committees.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

●	Obscene materials;

●	Unsolicited marketing or advertising material or mass mailings;

●	Unsolicited newsletters, newspapers, magazines, books and publications;

●	Surveys and questionnaires;

●	Resumes and other forms of job inquiries;

●	Requests for business contacts or referrals;

●	Material that is threatening or illegal; or

●	Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

●	Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

●	Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

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BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held four regularly scheduled meetings and a total of eight meetings in Fiscal 2022. In Fiscal 2022, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors on which each such director served.

Directors are encouraged to attend the Company’s annual meeting of stockholders. All of the current members of the Board of Directors attended the 2021 annual meeting of stockholders either in person or via video/telephonic conference.

Board of Directors Leadership Structure and Risk Oversight Role

Howard S. Jonas has served as Chairman of the Board since the Company’s inception and has served as Chairman, an executive officer position, since September 2022. From October 2009 through December 2013, he also served as Chief Executive Officer. On January 1, 2014, Samuel “Shmuel” Jonas, who served as the Company’s Chief Operating Officer from June 2010 through December 2013, was elected as Chief Executive Officer of the Company. Howard S. Jonas is Chairman of the Board and provides overall leadership to the Board of Directors in its oversight function. The risk management and oversight roles of the Audit, Compensation, Corporate Governance and Nominating Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board role.

The Company’s Eighth Amended and Restated By-Laws enable the Board of Directors to appoint one or more ex-officio (non-voting) directors. On October 28, 2020, the Board of Directors named Howard S. Jonas an ex-officio (non-voting) member of the Board of Directors contingent upon all five director nominees being elected to the Board at the Annual Meeting, and Howard S. Jonas served as an ex-officio (non-voting) member of the Board of Directors from December 16, 2020 until March 24, 2021 when he was appointed to fill a vacancy on the Board of Directors. Since March 24, 2021, Bill Pereira has served as an ex-officio (non-voting) member of the Board of Directors.

The Board of Directors selects the Chairman of the Board at the annual meeting of the Board of Directors, which occurs promptly after the Annual Meeting.

Section 303A.03 of the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Guidelines require that the independent directors of the Company meet privately without management at regularly scheduled executive sessions. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. Eric F. Cosentino, an independent director and the “Lead Independent Director,” serves as the presiding director of these executive sessions and has served in that capacity since December 17, 2009. The Board of Directors determined that the role of Lead Independent Director is important to maintain a well-functioning Board of Directors that objectively assesses management’s proposals.

The Board of Directors and each of its committees conduct annual self-assessments in private executive sessions to review and monitor their respective continued effectiveness.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. With the oversight of the Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management succession planning.

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Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

The Audit Committee

The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://www.idt.net/investors-and-media/governance, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee consists of Mr. Chenkin (Chairman), Rev. Cosentino and Dr. Schorr. The Audit Committee held nine meetings during Fiscal 2022. The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the Section 303A.07(b) and Section 303A.02 of the New York Stock Exchange Listed Company Manual and Rule 10A-3(b) under the Securities Exchange Act of 1934, (ii) all of the members of the Audit Committee are financially literate and (iii) that Mr. Chenkin qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the 2015 Plan, and its predecessor, the IDT Corporation 2005 Stock Option and Incentive Plan, as amended and restated, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock options, restricted stock, deferred stock units and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Rev. Cosentino (Chairman), Mr. Chenkin and Dr. Schorr. The Compensation Committee held six meetings during Fiscal 2022. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://www.idt.net/investors-and-media/governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

The Compensation Committee adopts goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. Such goals may be Company-wide or targeted at specific segments, business units or corporate departments. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and considers them as some of the factors when determining the amounts of annual bonuses to be awarded to executive officers.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee have served as an officer or employee of the Company or have any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board of Directors.

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The Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interest of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the annual self-evaluations of the Board of Directors, the Audit Committee, the Corporate Governance Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Rev. Cosentino (Chairman), Mr. Chenkin and Dr. Schorr. The Corporate Governance Committee held six meetings in Fiscal 2022. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://www.idt.net/investors-and-media/governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

The Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Nominating Committee currently consists of Eric F. Cosentino (Chairman) and Judah Schorr. The Board of Directors has determined that both of the members of the Nominating Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://www.idt.net/investors-and-media/governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held one meeting in Fiscal 2022.

FISCAL 2022 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2022 was comprised of equity compensation, consisting of awards of restricted shares of Class B Common Stock, and cash compensation.

Director Equity Grants

During Fiscal 2022, pursuant to the 2015 Plan, each non-employee director of the Company received, on January 5, 2022, an automatic grant of 1,116 restricted shares of Class B Common Stock, which vested in full immediately upon grant, which had a value of $49,980 based on the average of the high and the low stock trading prices of Class B Common Stock on the business day immediately prior to the applicable grant date. A new non-employee director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amount specified above, pro-rated based on the calendar quarter of the year in which such person became a director. The stock is granted on a going-forward basis before the director completes his or her service for the calendar year. All such grants of stock to non-employee directors are subject to certain terms and conditions described in the 2015 Plan.

Board of Directors Retainers

Each non-employee director of the Company receives an annual cash retainer of $50,000. Such retainer is paid in equal quarterly payments provided the non-employee director attended at least 75% of the regularly scheduled meetings of the Board of Directors that quarter. The annual cash retainer is pro-rated (by calendar quarter based on the calendar quarter when service on the Board of Directors began or ended) for non-employee directors who join the Board of Directors or depart from the Board of Directors during the calendar year, if such director attended 75% of the regularly scheduled meetings of the Board of Directors for such quarter. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the retainer in the case of mitigating circumstances.

Committee Fees

Directors do not receive fees for committee service.

Lead Independent Director

The Lead Independent Director receives an additional annual cash retainer of $50,000, paid in equal quarterly amounts upon the completion of each quarter of service. Eric F. Cosentino has served as the Lead Independent Director since December 17, 2009.

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Fiscal 2022 Director Compensation Table

The following table lists Fiscal 2022 compensation for any person who served as a non-employee director during Fiscal 2022. This table does not include compensation to Howard S. Jonas, Bill Pereira or Liora Stein, as they are not non-employee directors and do not receive any compensation for service as members of the Board of Directors.

Name	Dates of Board Service During Fiscal 2022	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)
Michael Chenkin	08/01/2021–07/31/2022	50,000	(1)	50,800	(3)	0	100,800
Eric F. Cosentino	08/01/2021–07/31/2022	100,000	(2)	50,800	(3)	0	150,800
Judah Schorr	08/01/2021–07/31/2022	50,000	(1)	50,800	(3)	0	100,800

(1)	Represents the annual Board of Directors retainer earned in Fiscal 2022.

(2)	Consists of (a) $50,000, which represents the annual Board of Directors retainer earned in Fiscal 2022 and (b) $50,000, which represents the Lead Independent Director Fee earned in Fiscal 2022.

(3)	Represents the grant date fair value of an award of 1,116 restricted shares of Class B Common Stock on January 5, 2022 computed in accordance with FASB ASC Topic 718.

As of July 31, 2022, non-employee directors held the following shares of Class B Common Stock granted for their service as directors. Non-employee directors did not hold any options to purchase shares of the Company’s capital stock as of July 31, 2022.

Name	Class B Common Stock
Michael Chenkin	38,262
Eric F. Cosentino	679
Judah Schorr	67,134

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee at its next regularly scheduled meeting. The Corporate Governance Committee will evaluate all options available, including approval, revision or termination of such transaction.

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Transactions with Related Persons, Promoters and Certain Control Persons

All of the following ongoing Related Person Transactions were approved in accordance with the policy described above:

There is a father/son relationship between Howard S. Jonas, Chairman and Chairman of the Board, and Shmuel Jonas, Chief Executive Officer. Trusts for the benefit of Howard S. Jonas’ nine children, if aggregated together, own a controlling interest in the Company. Howard Jonas’ and Shmuel Jonas’ total compensation during Fiscal 2022 are set forth in the Summary Compensation Table of the Proxy Statement.

There is a brother/sister relationship between Howard S. Jonas, and Joyce J. Mason, General Counsel, Corporate Secretary and Executive Vice President. Howard S. Jonas’ total compensation during Fiscal 2022 is set forth in the Summary Compensation Table. Joyce Mason’s total compensation during Fiscal 2022 was $377,000.

On October 28, 2011, the Company spun off its subsidiary, Genie Energy Ltd. (“Genie”). In connection with the spin-off, the Company and Genie entered into a Transition Services Agreement, dated October 28, 2011 (the “Genie TSA”), pursuant to which the Company provides certain services to Genie, for which Howard S. Jonas serves as the Chairman of the Board, and for which Michael Stein, his son-in-law, is the Chief Executive Officer. Trusts for the benefit of Howard Jonas’ nine children, if aggregated together, own a controlling interest in the Company and in Genie. The services under the Genie TSA include, but are not limited to, services relating to human resources, employee benefits administration, system support and treasury, tax, facilities, investor relations and legal. Furthermore, the Company granted Genie a license to use the IDT name for its Retail Energy Provider business. Genie paid the Company a total of approximately $1,438,416 for services provided by the Company pursuant to the Genie TSA during Fiscal 2022. As of July 31, 2022, Genie owed the Company approximately $275,433 for such services. Additionally, Genie provided human resource, legal and administrative services to the Company pursuant to the Genie TSA. The Company paid Genie a total of approximately $128,936 for services provided to the Company by Genie pursuant to the Genie TSA during Fiscal 2022. As of July 31, 2022, the Company owed Genie approximately $29,915 for such services.

On June 1, 2016, the Company spun off its subsidiary, Zedge, Inc. (“Zedge”). Zedge and the Company entered into a Transition Services Agreement (the “Zedge TSA”), effective June 1, 2016. Howard S. Jonas is a director and Vice Chairman and his son, Michael Jonas, is the Chairman of the board of directors, Executive Chairman, and the controlling stockholder of Zedge. Pursuant to the Zedge TSA, the Company provides legal services to Zedge. Zedge paid the Company a total of $118,000 for legal services provided by the Company pursuant to the Zedge TSA during Fiscal 2022. In addition, the Company paid Zedge $81,000 for consulting services provided to the Company by a Zedge employee and $79,000 in commissions paid to a Zedge employee. As of July 31, 2022, the Company owed Zedge $1,000.

On March 26, 2018, the Company spun off its subsidiary, Rafael Holdings, Inc. (“Rafael”). In connection with the spin-off, the Company and Rafael entered into a Transition Services Agreement, dated March 26, 2018 (the “Rafael TSA”), pursuant to which the Company provides certain services to Rafael, for which Howard S. Jonas serves as the Chairman of the board of directors. Trusts for the benefit of Howard Jonas’ nine children, if aggregated together, own a controlling interest in the Company and in Rafael. The services include, but are not limited to, administrative, tax, and legal. The Company billed Rafael a total of $377,595 under the Rafael TSA during Fiscal 2022. In addition, during Fiscal 2022, Rafael billed IDT $54,462 for real estate advisory services provided to IDT. As of July 31, 2022, Rafael owed the Company $67,625.

The Company leases space at 520 Broad Street, Newark, NJ. Until August 2022, the building was owned by a subsidiary of Rafael. The Company leases approximately 80,000 square feet of office space plus parking occupied by the Company at 520 Broad Street, Newark, New Jersey. The Company also leases and approximately 3,600 square feet of office space in Jerusalem, Israel from a Rafael subsidiary. The Company paid Rafael $2,118,070 for office rent and parking during Fiscal 2022. As of July 31, 2022, IDT owed Rafael $157,892 for office rent and parking.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership as of the close of business on October 20, 2022, of Class A Common Stock and Class B Common Stock by (i) each person or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock or the Class B Common Stock, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers for Fiscal 2022 (who are listed under Executive Compensation below), and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on October 20, 2022 and all shares are owned directly. Percentage ownership information is based on the following amounts of outstanding shares: 1,574,326 shares of Class A Common Stock and 23,934,705 shares of Class B Common Stock. The ownership numbers reported below for Class B Common Stock assume the conversion of all 1,574,326 currently outstanding shares of Class A Common Stock into shares of Class B Common Stock on a one-for-one basis. In computing the number of shares of Class B Common Stock beneficially owned by a person and the percentage ownership of that person, we considered shares of Class B Common Stock subject to options held by that person that are currently exercisable or exercisable within sixty days of October 20, 2022 and Class B Common Stock issuable upon the vesting of deferred stock units within sixty days of October 20, 2022 to be outstanding and to be owned by the applicable person.

Name	Number of Shares of Class A Common Stock	Percentage of Ownership of Class A Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power δ
Howard S. Jonas 520 Broad Street Newark, NJ 07102			2,965,687	(1)	12.4%	4.2%
Liora Jonas Stein 2020 Florida Trust 9477 Westover Club Circle Windermere, FL 34786	196,791	12.5%	494,588		2.1%	8.7%
Michael Jonas 2020 New Jersey Trust 20 Constitution Court East Brunswick, NJ 08816	196,791	12.5%	494,588		2.1%	8.7%
Samuel Jonas 2020 New Jersey Trust 53 Copley Avenue Teaneck, NJ 07666	196,791	12.5%	494,587		2.1%	8.7%
Jonathan Jonas 2020 South Dakota Trust 330 South Poplar Avenue, Suite 103 Pierre, SD 57501	196,791	12.5%	494,587		2.1%	8.7%
Joseph Jonas 2020 Alaska Trust 3000 A Street, Suite 200 Anchorage, AK 99503	196,791	12.5%	494,587		2.1%	8.7%
Rachel Jonas 2020 Nevada Trust 4465 South Jones Boulevard Las Vegas, NV 89103	196,790	12.5%	494,586		2.1%	8.7%
Tamar Jonas 2020 Nevada Trust 1840 East Springs Road, Suite 105 Las Vegas, NV 89119	196,790	12.5%	494,586		2.1%	8.7%
Miriam Jonas 2020 New Jersey Trust 88 Crescent Avenue Passaic, NJ 07055	196,791	12.5%	494,588		2.1%	8.7%
Renaissance Technologies, LLC 800 Third Avenue New York, NY 10022			1,321,206	(2)	5.5%	1.9%
Blackrock, Inc. 55 East 52nd Street New York, NY 10055			1,478,801	(2)	6.2%	2.1%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746			1,280,736	(2)	5.4%	1.8%
Shmuel Jonas			178,779	(3)	*	*
Bill Pereira			49,980	(4)	*	*
Marcelo Fischer			45,055	(5)	*	*
Menachem Ash			40,604	(6)	*	*
David Wartell			8,927		*	*
Michael Chenkin			38,262		*	*
Eric F. Cosentino			29		*	*
Judah Schorr			124,266	(7)	*	*
Liora Stein			4,056	(8)	*	*
All directors, Named Executive Officers and other executive officers as a group (13 persons)			3,537,212	(9)	14.8%	5.0%

*	Less than 1%.

δ	Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options as option holders have no voting rights related to the shares underlying the options.

(1)	Consists of: (a) 1,556 shares of Class B Common Stock held in a custodial account for the benefit of a child of Howard S. Jonas (of which Howard S. Jonas is the custodian); (b) 197,641 shares of Class B Common Stock owned by the Jonas Foundation; (c) 1,811,711 shares of Class B Common Stock owned by the Howard S. Jonas 2020 IDT Annuity Trust; (d) 608,092 shares of Class B Common Stock owned by the Howard S. Jonas 2022 Annuity Trust I; (e) 342,779 shares of Class B Common Stock owned by the Chartwell Holding, LLC; and (f) 3,908 shares of Class B Common Stock held by Howard S. Jonas in his IDT Corporation 401(k) Plan account as of September 30, 2022.

Does not include: (a) 1,000 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard S. Jonas does not beneficially own these shares; (b) an aggregate of 4,847,965 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not exercise or share voting or investment control over these shares, (c) 160,000 shares of Class B Common Stock owned by the 2012 Jonas Family, LLC (Howard S. Jonas is a minority equity holder of such entity); (d) 1,574,326 shares of Class A Common Stock (which are convertible into Class B Common Stock) beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not exercise or share voting or investment control over these shares; (e) restricted shares representing 5.0% of the outstanding common stock of net2phone 2.0, Inc., a subsidiary of the Company; or (f) shares representing 2.33% of the outstanding common stock of National Retail Solutions, Inc., a subsidiary of the Company.

(2)	According to the applicable Schedule 13G as filed by the applicable beneficial owner.

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(3)	Consists of (a) 175,667 shares of Class B Common Stock owned directly and (b) 1,556 shares of Class B Common Stock owned by Shmuel Jonas’ wife. Does not include (a) 196,791 shares of Class A Common Stock and 649,106 shares of Class B Common Stock owned by trusts for the benefit of Shmuel Jonas, as Shmuel Jonas does not share investment control of such shares, which are controlled by an independent trustee; (b) restricted shares representing 5.0% of the outstanding common stock of net2phone 2.0, Inc., a subsidiary of the Company; or (c) shares representing 6.98% of the outstanding common stock of National Retail Solutions, Inc., a subsidiary of the Company.

(4)	Consists of (a) 46,458 shares of Class B Common Stock owned directly, and (b) 3,522 shares of Class B Common Stock held by Mr. Pereira in his IDT Corporation 401(k) Plan account as of September 30, 2022.

(5)	Consists of (a) 41,533 shares of Class B Common Stock owned directly, and (b) 3,522 shares of Class B Common Stock held by Mr. Fischer in his IDT Corporation 401(k) Plan account as of September 30, 2022.

(6)	Consists of (a) 37,706 shares of Class B Common Stock owned directly, and (b) 2,898 shares of Class B Common Stock held by Mr. Ash in his IDT Corporation 401(k) Plan account as of September 30, 2022.

(7)	Consists of (a) 117,134 shares of Class B Common Stock owned directly, (b) 7,000 shares of Class B Common Stock held in the Schorr Family Trust, and (c) 132 shares of Class B Common Stock in his IRA account.

(8)	Consists of (a) 1,556 shares of Class B Common Stock owned directly, and (b) 2,500 shares of Class B Common Stock owned by Ms. Stein’s husband. Does not include 196,791 shares of Class A Common Stock and 649,861 shares of Class B Common Stock owned by trusts for the benefit of Ms. Stein, as Ms. Stein does not share investment control of such shares, which are controlled by an independent trustee.

(9)	Consists of the shares set forth above with respect to the Named Executive Officers and directors, and the following shares of Class B Common Stock beneficially owned by other executive officers of the Company: (a) 77,655 shares of Class B Common Stock held by other executive officers and their immediate family; (b) 7,192 shares of Class B Common Stock held by other executive officers’ in their respective IDT Corporation 401(k) Plan accounts as of September 30, 2022; and (c) 1,396 shares of Class B Common Stock purchased through the Company’s Employee Stock Purchase Program held by an executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the New York Stock Exchange. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2022.

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EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Company’s 2022 Proxy Statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in IDT’s 2022 Proxy Statement.

Eric Cosentino, Chairman

Michael Chenkin

Judah Schorr

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission (the “SEC”) under the Act or under the Exchange Act.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation table and other tables included in this proxy statement, as well as our financial statements and management’s discussion and analysis of our financial condition and results of operations included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2022, which we refer to as the Form 10-K. The following discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in the Form 10-K. We assume no obligation to update the forward-looking statements or such risk factors.

Introduction

It is the responsibility of the Compensation Committee of our board of directors to: (i) oversee our general compensation policies; (ii) determine the base salary and bonus, if any, to be paid each year to each of our executive officers; (iii) oversee our compensation policies and practices as they relate to our risk management; and (iv) determine the compensation to be paid each year to our non-employee directors for service on our board of directors and the various committees of our board of directors. In addition, the Compensation Committee administers our Stock Option and Incentive Plans with respect to restricted stock, stock options or other equity-based awards. Further, from time to time, certain individuals have received grants of equity in certain of our subsidiaries and any grants in subsidiaries to our executive officers must be approved by the Compensation Committee. Shares of restricted stock are granted to our non-employee directors automatically on an annual basis under our 2015 Stock Option and Incentive Plan, and under other policies adopted by the Board and Compensation Committee.

Elements of Compensation

The three broad components of our executive officer compensation are annual base salary, annual bonus awards, and long-term equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers, as well as for the Company, in the context of our overall compensation policy . Additionally, the Compensation Committee, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are approved by the Compensation Committee in each fiscal year. The Compensation Committee believes that our current compensation plans are serving their intended purposes and are functioning reasonably. Below is a description of the general policies and processes that govern the compensation paid to our executive officers, as reflected in the accompanying compensation tables.

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Compensation Structure, Philosophy and Process

Our executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide sufficient compensation to attract the individuals necessary to meet our current needs and planned organic growth and changes in operations, as well as for the business units that represent longer-term growth initiatives and provide them with the proper incentives to motivate those individuals to perform their duties and execute their roles in order to achieve our long-term plans.

The base salary that we pay to each of our Named Executive Officers is based on the responsibilities undertaken by the respective individuals, if applicable, the business unit managed and its complexity and role within the Company, and the market place for employment of people of similar skills and backgrounds. The base salaries paid are determined by discussions with the covered individual and his or her manager, as well as budgetary considerations. Such base salaries are approved by the relevant members of our senior management and, in the case of executive officers and, from time to time, certain other key, highly compensated individuals, the Compensation Committee.

Incentive compensation is designed to reward contributions towards achieving the Company’s goals for the current period, as well as for the longer term. Bonuses are generally a reward for performance in the relevant period and equity awards also provide incentive to contribute to future performance and growth and to align our personnel’s interest with those of our stockholders.

The Compensation Committee, with recommendations from the Company’s management, sets goals for executive compensation in each fiscal year. These goals are set for the Company and for specific operating divisions and are designed to set forth achievable goals for the current performance of the Company and its business units and for current contributions to long-term initiatives. The Company’s practice has evolved to setting detailed financial, operational and strategic goals to provide ample metrics against which to measure performance of the Company, each business or other unit, and the contributions of senior corporate and divisional personnel toward the achievement of (or failure to achieve) the goals.

The Compensation Committee’s decision regarding bonuses is primarily subjective and specific to each Named Executive Officer and is made by the Committee in its discretion after an overall assessment of all of the factors it deems appropriate, which includes, but is not limited to, the specific Company-wide goals, the individual’s role in achieving those goals, if relevant, the performance of the business unit over which the individual exercised management, and other accomplishments during the fiscal year that were deemed relevant in specific instances. Following the end of a fiscal year, our management sets Company-wide bonus amounts for the fiscal year then-ended, based on prior year levels, Company performance and available resources. Proposed bonuses for executive officers are then presented to the Compensation Committee. The bonus amount awarded to each executive officer is the result of subjective proposals made by the relevant members of management and determination of the Compensation Committee with respect to each subject individual, based on Company and individual performance, particularly relative to the performance goals set by the Compensation Committee for the fiscal year, and levels relative to the bonuses of other personnel and officers.

Executive officers are eligible to receive cash bonuses of up to 100% of base salary (or higher upon extraordinary performance or other circumstances as determined by the Compensation Committee) based upon performance, including the specific financial and other goals set by the Compensation Committee, which goals are Company-wide, specific to a business unit or specific to an executive and his or her area of responsibility, as well as specific extraordinary accomplishments by such officers during the relevant period. Specific bonuses will depend on the individual achievements of executives and their contribution to achievement of the enumerated goals. These goals are approved by the Compensation Committee.

Equity grants are made to provide longer term incentive compensation and to better align the interests of our executives with our stockholders. Executives have been granted equity interests in the Company and, with regard to individuals whose areas of responsibility focus on specific operations or who have contributed in significant ways to specific subsidiaries, in those subsidiaries, so as to better incentivize and reward the executives for the results of their efforts.

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Compensation Decisions Made in Fiscal 2022

Company Performance

In Fiscal 2022, the Company delivered the highest level of Income from Operations in seven years and the highest level of Adjusted EBITDA in its history. NRS, net2phone and Boss Money all reported significant increases in revenue and contribution to the bottom line, substantially offsetting the significant decline in revenues from IDT Global and other portions of the Traditional Communications segment and more than replacing the profitability impact from the accelerating decline in minute-based telecom revenues that have represented the bulk of the Company’s revenue for many years. The performance was made possible through bold strategic actions with regard to the growth businesses and fiscal discipline. Corporate and divisional management were key to all developments and the technology development team played essential roles in the execution of many operational enhancements and new products and features.

Goals and Performance

At a meeting held on September 13, 2021, the Compensation Committee approved the goals for Fiscal 2022. As noted above, the goals are detailed and, in many instances, consist of specific operational achievements related to an identified effort or unit. The key goals set for Fiscal 2022 include:

●	Financial goals as to revenue, profitability and EBITDA above budgeted levels and generating free cash flow;

●	Additional financial goals with respect to specific business units, including Boss Calling, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS;

●	Grow net2phone revenue and seats, and improve functionality while increasing operating efficiency to approach profitability.

●	Prepare for a tax-free spin-off of net2phone;

●	Grow NRS’s revenues, POS terminal network and ancillary offerings, including merchant services, advertising and data sales, add additional features for retailers and improve back end functionality and security.

●	Grow Mobile Top-Up through multiple efforts and measured by several metrics, including greater integration, technological enhancements and internal IT efficiencies;

●	Upgrade multiple apps and web-based customer interfaces;

●	Grow Boss Money through enhanced offerings, growth in payor network, expanded origination footprint; improved customer interaction and success rate with reduced cancellation, and improved bottom line through operating efficiencies and migration to upgraded platforms;

●	Launch a wireless offering nationally and achieving certain customer levels;

●	Add features to Boss Revolution Calling;

●	Add carrier relationships at IDT Global and improve regulatory compliance matters.

At a meeting held on September 19, 2022, management reported to the Compensation Committee on the Company’s performance relative to the above goals as follows:

●	Financial goals as to revenue, profitability and EBITDA less capital expenditures above budgeted levels and generating free cash flow –

●	The Company met or exceeded goals as to consolidated profitability, EBITDA less capital expenditures and generating fee cash flow and missed the revenue target (without compromising the overall level of profitability);

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●	Additional financial goals with respect to specific business units, including Boss Revolution Calling, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS –

●	All of the growth businesses met or exceeded (in certain instances, by wide margins) their financial targets, Boss Revolution Calling also met its revenue targets, while IDT Global missed its revenue target.

●	Grow net2phone revenue and seats, and improve functionality while increasing operating efficiency to approach profitability –

●	net2phone exceeded its revenue growth target and over 80% of its goal for seat growth, while successfully implementing many of the planned enhancements and improving operating efficiencies;

●	Prepare for a tax-free spin-off of net2phone –

●	The planned spin-off was suspended due to market conditions;

●	Grow NRS’s revenues, POS terminal network and ancillary offerings, including merchant services, advertising and data sales, add additional features for retailers and improve back end functionality and security –

●	NRS’ revenues and number of active POS terminals exceeded targets as did sales of merchant services and advertising and data. Most planned additional features as well as improvements to back end functions and security were successfully implemented;

●	Grow Mobile Top-Up through multiple efforts and measured by several metrics, including greater integration, technological enhancements and internal IT efficiencies. Integrate acquisition of Sochitel -

●	Most key metrics for Mobile Top-Up exceeded targets and most planned enhancements were implemented. Goals for Sochitel integration were met.

●	Upgrade multiple apps and web-based customer interfaces –

●	The technology group generated many enhancements and new features adapting to changing priorities from the business units, though some specific goals were not met;

●	Grow Boss Money through enhanced offerings, growth in payor network, expanded origination footprint; improved customer interaction and success rate with reduced cancellation, and improved bottom line through operating efficiencies and migration to upgraded platforms –

●	Most performance metrics, including numbers of transactions, revenue, and expansion of payor network, exceeded targets. Expansion of origination locations was partially completed. Customer interaction was significantly improved with specific goals achieved, though some were not completed. Plans for operating efficiencies and migration to platforms were implemented.

●	Launch a wireless offering nationally and achieving certain customer levels –

●	The wireless offering did not meet its planned goals due to changing priorities from management;

●	Add features to Boss Revolution Calling –

●	Certain of the planned features were added while others were cancelled or delayed due to changing priorities.

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●	Add carrier relationships at IDT Global and improve regulatory compliance matters –

●	New relationship targets were partially met and regulatory compliance enhancements were successfully implemented.

When considering the key goals listed above as well as the other goals approved by the Compensation Committee, the Compensation Committee concluded that the Company had met or exceeded almost all of the key quantitative and qualitative goals and, certain objectives were modified due to changing circumstances and priorities. In some instances, missed targets were replaced with other initiatives deemed a higher priority during the course of the fiscal year.

Bonus Awards for Fiscal 2022 Performance

In light of the performance relative to the enumerated goals and the overall financial performance of the Company, in particular the performance of the Company’s higher-margin growth businesses and the success in replacing the gross profit previously contributed by the Company’s Traditional Communications segment’s BOSS Revolution Calling and IDT Global units, management recommended performance bonuses for management that were substantially in line with those paid for services provided in Fiscal 2021. The following individual bonus levels were determined and paid in early Fiscal 2023 in respect of services provided in Fiscal 2022:

●	Shmuel Jonas was awarded a bonus of $532,500 (paid one-half in cash and one-half in shares of Class B common stock), equal to the bonus paid for services provided in Fiscal 2021. In Fiscal 2022, he continued to provide overall strategic guidance and directing efforts to balance the investment in growth of certain business units with the fiscal conservatism that has been a hallmark of his tenure as CEO. He was instrumental in budgeting decisions and allocation of resources and in setting priorities for development. He continued to drive cost management and re-allocation of resources to enable the Company to maintain performance in extremely challenging competitive and industry environments.

●	Marcelo Fischer was awarded a bonus of $247,500 (paid one-half in cash and one-half in shares of Class B common stock), equal to the bonus paid for services provided in Fiscal 2021. As CFO, Mr. Fischer is one of the principal executives responsible for strategic planning, budgeting and ensuring that the Company has the necessary resources to execute on management’s and the board’s direction. He assists in projecting the needs of the business in light of market conditions and the priorities established for development. Mr. Fischer spearheaded efforts in securing external capital to accelerate growth of NRS as well as the plans for the net2phone spin-off that were later suspended. Mr. Fischer was instrumental in the factors that led to the Company’s financial performance that exceeded budgets.

●	Bill Pereira was awarded a bonus of $450,000 (to be paid one-half in cash and one-half in shares of Class B common stock), equal to the bonus paid for services provided in Fiscal 2021. During Fiscal 2022, he oversaw day-to-day operations for the Company’s business units, providing direction to divisional management. Mr. Pereira was integral to corporate development activities and shaping growth strategies for the Company’s newer business units. He is a key decision maker in setting priorities for development and allocation of resources and provides strategic guidance in balancing current performance and investment in future growth.

●	Menachem Ash was paid a cash bonus of $170,000 compared to $95,000 paid for services provided in Fiscal 2021 when he was serving both the Company and Rafael Holdings. During Fiscal 2021, Mr. Ash dedicated approximately half of his time to the Company’s former subsidiary, Rafael Holdings, Inc., that was spun off to the Company’s stockholders in 2018. Accordingly, a portion of his base salary and bonus compensation was paid by Rafael in Fiscal 2021. In Fiscal 2022, he returned to IDT on a full-time basis and all of his bonus compensation was paid by the Company. Mr. Ash is responsible for supporting existing operations and plays a significant role in various strategic initiatives. He successfully navigated the resolution of several legal and regulatory matters. Mr. Ash is also actively involved in the legal aspects of dealing with third parties, including commercial relationships, strategic partnerships and disputes.

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●	David Wartell received a cash bonus of $150,000, equal to the bonus paid for services provided in Fiscal 2021. As the Company’s Chief Technology Officer, Mr. Wartell is responsible for managing all technology development at the Company. He is instrumental in planning development goals and determining what can be accomplished, as well as allocation of resources. In light of the increased role that new product and product enhancements plays in the Company’s technologically-focused growth businesses, the value added by the group headed by Mr. Wartell has greatly increased. He is also responsible for ensuring that the technology group has the skill and resources necessary to meet the evolving and growing needs of the business units.

●	Howard S. Jonas did not receive a cash bonus for services provided in Fiscal 2022. Howard Jonas serves as the Company’s Chairman and provides strategic guidance to the Company and is actively involved in all major decisions and in the implementation of key initiatives for the Company.

Base Salaries

The Company paid base salaries to its executives intended to meet the goals and purposes outlined above. The base salaries of certain executives are set forth in written agreements with the Company. Subject to those written agreements, the base salaries are set by the Compensation Committee on an annual basis, based on presentations made by management. Other than the Company paying all of Mr. Ash’s base compensation for the period when he worked full-time for the Company, no changes were made to the base compensation of any Named Executive Officers from the Fiscal 2022 levels other than a $5,000 increase in Mr. Fischer’s base compensation.

Pursuant to the Fifth Amended and Restated Employment Agreement (the “Fifth Amended H. Jonas Agreement”), effective January 1, 2021, between the Company and Howard Jonas that is discussed in more detail below, Howard Jonas receives a cash base salary of $250,000 per annum.

Shmuel Jonas receives a base salary of $495,000 per annum.

Marcelo Fischer receives a base salary of $450,000 per annum.

Under the agreement described below, Bill Pereira receives a base salary of $500,000 per annum.

Mr. Ash receives a base salary of $400,000 per annum.

Mr. Wartell receives a base salary of $300,000 per annum.

Equity Grants

There we no equity awards made to any of the Named Executive Officers in Fiscal 2022.

Employment Agreement

Pursuant to his Employment Agreement, Mr. Pereira is paid a base salary of $500,000 per year, and has a target annual bonus of $300,000, based on performance and as approved by the Compensation Committee. Mr. Pereira is also be entitled to participate in any of the Company’s broad-based equity grants to its employees. Should Mr. Pereira’s employment be terminated without Cause or should he resign for Good Reason (as such terms are defined in the agreement), the Company will be obligated to pay him severance of $800,000. The agreement continues until it is terminated by either the Company or Mr. Pereira.

Goals for Fiscal Year 2023

At a meeting held on September 19, 2022, the Compensation Committee approved executive compensation goals for Fiscal 2023. The goals cover Company-wide targets as well as goals for specific business units and other groups. The goals are detailed and, in many instances, consist of specific operational achievements related to an identified effort or unit. The key goals set for Fiscal 2023 include:

●	Financial goals as to consolidated revenue, profitability, EBITDA less capital expenditures above budgeted levels, generating free cash flow and generating higher profits or cutting costs from prior year;
●	Additional financial goals with respect to specific business units, including Boss Calling, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS;
●	Relaunch wireless offering nationally and achieve certain customer levels;
●	Launch updated retailer portal across multiple product lines with cross-product functionality;
●	Grow net2phone revenue and seats (domestic and international), reduce variable costs and improve operating efficiencies, enhance user experience, roll out additional features, and improve uptime;

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●	Grow NRS’s revenues, POS terminal network, NRS Pay and advertising and data sales, offer additional services for merchants;
●	Grow Mobile Top-Up revenue and profitability, migrate all activity to new platform; and add promotional tools; diversify revenues through specific new offerings and improve B2B penetration;
●	Grow Boss Money – retail and D2C, address identified technological issues; improve risk management and consumer communication, increase efficiencies in back-end processing, grow payer network and expand origination in Canada;
●	Enhance Boss Revolution Calling beyond per minute basis; and

The Compensation Committee may consider performance during Fiscal 2023 relative to the expanded list of goals either overall or with respect to specific executives with responsibility for the relevant unit or department. The goals listed above are those that are expected to be more directly relevant to executive performance-based compensation.

Compensation Decisions Made in Fiscal 2021

Company Performance

Fiscal 2021 was impacted by the COVID-19 pandemic, which had a negative impact on the IDT Global business unit and on other smaller operations as well. NRS, net2phone and Mobile Top-Up generated substantial increases in revenues leading to Company-wide revenue growth as well as major improvements in operating and net income. Boss Money’s growth was more modest due to the ending of transitory foreign exchange market conditions that had boosted the prior year’s results. The results supported the Company’s decisions to invest in its growth-oriented businesses to replace revenue and profitability from the Traditional Communications segment that continues to face long-term sectoral challenges.

Goals and Performance

At a meeting held on September 13, 2021, management reported to the Compensation Committee on the Company’s performance relative to goals for executive compensation that were set by the Compensation Committee for Fiscal 2021. The Compensation Committee concluded that the Company had met or exceeded (in certain instances by a very large margin) all of the financial goals that were set and that the Company and its operating units had met or substantially met almost all of the operational goals with certain of the missed targets due to changing priorities or decisions to shift resources to projects or efforts that were deemed to be more appropriate under circumstances during course of the fiscal year.

Bonus Awards for Fiscal 2021 Performance; Base Compensation for Fiscal 2022

In light of the performance relative to the enumerated goals and the overall financial performance of the Company, in particular the growth of NRS, net2phone and Mobile Top-Up and the resilience of portions of the Traditional Communications segment despite the challenges facing that industry, management recommended and the Compensation Committee approved increases in performance bonuses from Fiscal 2020 for Shmuel Jonas, Bill Pereira and Marcelo Fischer. Menachem Ash’s bonus was below the bonus paid to him in Fiscal 2020 as during the period he dedicated a portion of his time to Rafael Holdings, and David Wartell’s bonus was equal to his Fiscal 2020 bonus. Base salaries for all named executive officers for Fiscal 2022 were set at the same levels as for Fiscal 2021.

Equity Grants

There were no grants of Company equity made to any of the Named Executive Officers in Fiscal 2021. In Fiscal 2021, in consideration of the extraordinary contributions made and expected to be made in furtherance of the business of net2phone, Howard Jonas and Shmuel Jonas each received a grant of 50 shares of Class B common stock of net2phone (each grant representing 5% of the outstanding equity of net2phone), subject to vesting conditions linked to subscription revenue and valuation of net2phone by October 2023 (which would be deemed satisfied on certain sales of net2phone prior to that date), and were entitled to certain limited anti-dilution protection. The grant date value of each of the awards was determined to be $117,000.

Compensation Decisions Made in Fiscal 2020

Company Performance

Fiscal 2020 was notable for improvements across both the Traditional Communications and growth businesses. BOSS Money showed particularly strong growth, due in part to transitory foreign exchange market conditions. net2phone generated solid growth and NRS increased revenues and expanded offerings, including merchant services and sales of advertising and data analytics. The Company reported improved consolidated income from operations.

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Goals and Performance

At a meeting held on September 16, 2020, management reported to the Compensation Committee on the Company’s performance relative to goals for executive compensation that were set by the Compensation Committee for Fiscal 2020. The Compensation Committee concluded that the Company had met or exceeded (in certain instances by a very large margin) all of the financial goals that were set for the Company as a whole, and that most of the operational goals were fully or primarily met.

Bonus Awards for Fiscal 2020 Performance; Base Compensation for Fiscal 2021

In light of the performance relative to the enumerated goals and the overall financial performance of the Company, in particular the strong financial performance on a consolidated basis, as well as strong investments in growth businesses that positioned the Company for future performance, management recommended and the Compensation Committee approved increases in performance bonuses for Fiscal 2020 as compared with Fiscal 2019 for all named executive officers. Base salaries for all named executive officers for Fiscal 2021 were set at the same levels as for Fiscal 2020.

Equity Grants

There we no equity awards made to any of the Named Executive Officers in Fiscal 2020.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The table below summarizes the total compensation paid or awarded for performance during Fiscal 2022, Fiscal 2021 and Fiscal 2020 to each of the Chief Executive Officer, Chief Financial Officer and the three other highest paid executive officers of the Company during Fiscal 2022, and Howard S. Jonas, the Chairman and the Chairman of the Board (the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Shmuel Jonas	2022	495,000	266,250	266,250		—	—		1,027,500
Chief Executive Officer	2021	495,000	532,500	117,000	(2)	—	—		1,144,500
	2020	495,000	445,000	—		—	—		940,000
Bill Pereira	2022	500,000	225,000	225,011		—	2,000	(3)	952,011
President and Chief Operating Officer,	2021	500,000	450,000	—		—	2,000	(3)	952,000
Ex-Officio Board Member	2020	500,000	375,000	—		—	2,000	(3)	877,000
Marcelo Fischer	2022	445,000	123,750	123,742		—	2,000	(3)	694,492
Chief Financial Officer	2021	445,000	247,500	—		—	2,000	(3)	694,500
	2020	445,000	200,000	—		—	2,000	(3)	647,000
David Wartell(4)	2022	300,000	150,000	—		—	—		450,000
Chief Technology Officer
Menachem Ash(4)	2022	400,000	170,000	—		—	2,000	(3)	572,000
Executive Vice President of Strategy and Legal Affairs
Howard S. Jonas	2022	250,000	—	—			2,000	(3)	252,000
Chairman and	2021	250,000	—	117,000	(2)	—	2,000	(3)	369,000
Chairman of the Board(5)	2020	250,000	—				2,000	(3)	252,000

(1)	The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards, deferred stock units and option awards computed in accordance with FASB ASC Topic 718. In valuing such awards, the Company made certain assumptions. For a discussion of those assumptions, please see Note 21 – Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2022. Holders of restricted shares of Class B Common Stock are entitled to receive any dividends paid on Class B Common Stock. Stock Awards include the value of stock awards made in a subsequent fiscal year for services provided during the fiscal year in question.

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(2)	Consists of the value of a grant of 50 restricted shares of Class B common stock of net2phone 2.0, Inc., a wholly owned subsidiary of the Company (“net2phone 2.0”), which represents 5% of the outstanding common stock of net2phone 2.0 granted on December 31, 2020 that vest if: (a) for any fiscal quarter of net2phone 2.0 between November 1, 2020 and October 31, 2023, net2phone 2.0 records subscription revenue that is at least $18 million, and (b) as of October 31, 2023, the valuation of net2phone 2.0 is $100 million or more. The restricted shares will also vest in the event, prior to October 31, 2023, net2phone 2.0 or its assets are sold at an equity valuation and on a cash-free basis of $100 million or more, regardless of whether the revenue threshold was satisfied prior thereto. The restricted shares entitle each grantee to proceeds only upon a sale, spin-off, initial public offering, or other monetization of net2phone 2.0 and have protection from dilution for the first $15 million invested in net2phone 2.0 following the grant.

(3)	Represents the value of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) Plan.

(4)	Neither of David Wartell nor Menachem Ash was a Named Executive Officer in Fiscal 2020 or Fiscal 2021.

(5)	On September 19, 2022, the Board of Directors of the Company adopted the Company’s Eighth Amended and Restated By-Laws, effective as of September 19, 2022, with the effect of authorizing the Company to appoint, at the discretion of the Board, a Chairman, an officer position. Howard S. Jonas was elected Chairman, an executive officer position, on September 19, 2022. On April 6, 2020, the Board of Directors adopted the Company’s Sixth Amended and Restated By-Laws, effective as of April 6, 2020, with the effect of changing the position of Chairman of the Board from an officer position to a non-executive Board position. Between April 6, 2020 and September 19, 2022, Howard S. Jonas was not an officer of the Company.

Employment Agreements

Shmuel Jonas, David Wartell and Menachem Ash: None of Shmuel Jonas, David Wartell and Menachem Ash is a party to an employment agreement with the Company or any of its subsidiaries.

Bill Pereira: On January 12, 2015, Mr. Pereira and IDT Telecom entered into an Amended and Restated Employment Agreement (the “Revised Pereira Agreement”), pursuant to which Mr. Pereira received an annual cash base salary of $500,000 from January 1, 2015 to December 31, 2017 (the term of the Revised Pereira Agreement). In addition, Mr. Pereira was entitled to participate in any established bonus program for senior executive management as approved by the Compensation Committee. Mr. Pereira also received, on January 12, 2015, a grant of 25,000 restricted shares of Class B Common Stock, which was granted pursuant to the 2015 Plan, and vested in three equal annual installments commencing on January 5, 2016. Among other things, the Revised Pereira Agreement provided that Mr. Pereira would serve as Chief Executive Officer of IDT Telecom. The Revised Pereira Agreement was automatically extendable for additional one-year periods unless IDT Telecom or Mr. Pereira notified the other within sixty days of the end of the term that the agreement would not be extended.

On December 5, 2017, the Company entered into an agreement with Mr. Pereira (the “Second Pereira Agreement”). Under the Second Pereira Agreement, effective December 31, 2017, the Revised Pereira Agreement was terminated, and changed Mr. Pereira’s role from Chief Executive Officer of IDT Telecom to President and Chief Operating Officer of the Company. Mr. Pereira is paid a base salary of $500,000 per year, and has a target annual bonus of $300,000, based on performance and as approved by the Chief Executive Officer and the Compensation Committee. Mr. Pereira is also entitled to participate in any of the Company’s broad-based equity grants to its employees. Should Mr. Pereira’s employment be terminated without Cause or should he resign for Good Reason (as such terms are defined in the Second Pereira Agreement), the Company will be obligated to pay him severance of $800,000. The Second Pereira Agreement continues until it is terminated by either the Company or Mr. Pereira.

Marcelo Fischer: On November 13, 2008, Marcelo Fischer and the Company entered into a Confidential Release and Retention Agreement, which is described below under “Potential Payments Upon Termination or Change-in-Control.”

Howard S. Jonas: On October 28, 2011, the Company and Howard S. Jonas entered into the Second Amended and Restated Employment Agreement (the “Second Revised Jonas Agreement”) with a term from October 28, 2011 to December 31, 2013. Pursuant to the Second Revised Jonas Agreement, Howard S. Jonas was entitled to receive an annual cash base salary of $50,000 and 883,333 restricted shares of Common Stock (which were later converted to shares of Class B Common Stock) and 1,176,427 restricted shares of Class B Common Stock in lieu of a cash base salary from January 1, 2009 through December 31, 2013.

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On November 29, 2013, the Company announced that Howard S. Jonas would step down as Chief Executive Officer of the Company on December 31, 2013 but would remain Chairman of the Board. On December 20, 2013, the Company and Howard S. Jonas entered into the Third Amended and Restated Employment Agreement (the “Third Revised Jonas Agreement”) with a term from January 1, 2014 to December 31, 2016. Pursuant to the Third Revised Jonas Agreement, Howard S. Jonas (i) served as Chairman of the Board of Directors of the Company, (ii) received an annual cash base salary of $250,000 and (iii) received a grant of 63,320 restricted shares of Class B Common Stock that vested in equal amounts on January 5th of 2014, 2015 and 2016.

On December 14, 2016, the Company and Howard S. Jonas entered into the Fourth Amended and Restated Employment Agreement (the “Fourth Revised Jonas Agreement”) with an initial term from January 1, 2017 to December 31, 2019, which was automatically extended to December 31, 2020 in accordance with its terms. Pursuant to the Fourth Revised Jonas Agreement, Howard S. Jonas (i) served as Chairman of the Board of Directors of the Company, (ii) received an annual cash base salary of $250,000 and (iii) received a grant of 69,624 restricted shares of Class B Common Stock that vested in equal amounts on January 5th of each of 2017, 2018 and 2019.

Effective January 1, 2021, the Company and Howard S. Jonas entered into the Fifth Amended and Restated Employment Agreement (the “Fifth Revised Jonas Agreement”) with an initial term from January 1, 2021 to December 31, 2021, which automatically extends for additional one-year periods unless prior notice is given by either party, which has not occurred. Pursuant to the Fifth Revised Jonas Agreement, Howard S. Jonas receives (i) an annual cash base salary of $250,000 for his role as senior advisor to the Chief Executive Officer and, if so designated by the Board of Directors, Chairman of the Board of the Company and (ii) discretionary bonuses approved by the Chief Executive Officer or the Compensation Committee of the Company’s Board of Directors.

In addition, including pursuant to their employment agreements, executives are eligible to receive bonuses based upon performance, including the specific financial and other goals set by the Compensation Committee of the Board of Directors as described above in the Compensation Discussion and Analysis.

Grants of Plan-Based Awards

There were no grants of plan-based awards to Named Executive Officers in Fiscal 2022.

Outstanding Equity Awards at Fiscal Year-End

There were no equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2022.

Option Exercises and Stock and Deferred Stock Units Vested

The following table sets forth information regarding the stock options exercised, Deferred Stock Units (“DSUs”) and restricted shares of Class B Common Stock that vested for each of the Named Executive Officers in Fiscal 2022.

	Option Awards		DSUs / Restricted Stock Awards
Name	Number of Shares Acquired Upon Exercise (#)	Value Realized On Exercise(1) ($)	Number of Shares Acquired Upon Vesting (#)	Number of Shares Withheld to Cover Taxes (#)	Value Realized on Vesting ($)(1)
Shmuel Jonas			86,461	83,539	7,406,900
Bill Pereira			10,737	5,929	726,138
Marcelo Fischer			10,056	6,610	726,138
David Wartell			8,927	3,073	522,840
Menachem Ash			15,827	9,173	1,089,250
Howard S. Jonas	1,000,000	13,322,569

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(1)	The “Value Realized on Exercise” and the “Value Realized on Vesting” represent the total number of shares of Class B Common Stock acquired upon exercise or vesting (without regard to the amount of shares withheld to cover taxes, if applicable) and is based on the closing price of the Class B Common Stock on the exercise or vesting date, as applicable.

CEO Pay Ratio

Under the Dodd-Frank Act, the SEC requires disclosure in this Proxy Statement of the pay ratio of the Company’s Chief Executive Officer to that of the Company’s median compensated employee. The Company identified the median compensated employee by examining the Fiscal 2022 total cash compensation and the approved value of the annual equity awards granted during Fiscal 2022 for all individuals, excluding its Chief Executive Officer, who were employed by the Company on July 31, 2022, the last day of its fiscal payroll year. The Company included all employees, whether employed on a full-time, part-time, or seasonal basis. The Company did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and it did not annualize the compensation for any full-time employees that were not employed by the Company for all of Fiscal 2022. For employees paid in currencies other than U.S. Dollars, compensation was converted to U.S. Dollars using the average of the applicable monthly exchange rate from August 1, 2021 to July 31, 2022. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

During Fiscal 2022, the Company’s Chief Executive Officer was Shmuel Jonas, whose compensation included $1,027,500 in base salary and bonus.

After identifying the median compensated employee, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the Summary Compensation Table, above.

As illustrated in the table below, our Fiscal 2022 Chief Executive Officer to the median compensated employee pay ratio is 27.0:1.

	Fiscal 2022 Annual Compensation
	Pay Ratio
	CEO	Median Compensated Employee
Base Salary (including bonus)	$1,027,500	$38,075
Stock Awards	—	—
All Other Compensation	$—	—
TOTAL	$1,027,500	$38,075
CEO Pay to Median Compensated Employee Pay Ratio	27.0	1

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Bill Pereira: Under the terms of the Second Pereira Agreement, in the event of Mr. Pereira’s death or disability, the Company shall pay Mr. Pereira or his estate a death/disability benefit equal to $800,000, one-half to be paid within ten (10) days of termination, and one-half to be paid monthly in equal installments over the six-month period following the date of the initial payment. If Mr. Pereira is terminated without “cause,” if he voluntarily terminates his employment with “good reason,” each as defined in the Second Pereira Agreement, (i) he is entitled to a payment equal to $800,000; one-half paid upon ten days after the effective date of a release agreement and one-half paid monthly over the following six-month period and (ii) all awards granted under the Company’s incentive plan shall vest (and the restrictions thereon lapse). A “change in control” is deemed to be “good reason” under the Second Pereira Agreement. Mr. Pereira has agreed not to compete with the Company for a period of one year following the termination of his agreement.

Marcelo Fischer: On November 13, 2008, Mr. Fischer and the Company entered into a Confidential Release and Retention Agreement (the “Fischer Agreement”), pursuant to which the Company shall pay Mr. Fischer (or his estate) a severance payment of $550,000 in the event he is terminated without “cause,” as defined in the Fischer Agreement, or in the event of Mr. Fischer’s death or disability. Mr. Fischer has agreed not to compete with the Company for a period of one year following the termination of his employment.

Howard S. Jonas: Under the terms of the Fifth Revised Jonas Agreement, in the event of Howard S. Jonas’ death or disability, or in the event the Company terminates Howard S. Jonas’ employment without “cause” or Howard S. Jonas voluntarily terminates his employment with “good reason,” which includes a “change in control,” any unvested restricted shares of Class B Common Stock or other equity grant granted in connection with Howard S. Jonas’ service to the Company shall vest. In the event of Howard S. Jonas’ death or disability, or in the event the Company terminates Howard S. Jonas’ employment without “cause” or Howard S. Jonas voluntarily terminates his employment with “good reason,” which includes a “change in control,” the Company shall pay Howard S. Jonas’ estate a lump sum payment equal to twelve (12) months of Howard S. Jonas’ annual base salary (at the rate in effect on the date of his death). Howard S. Jonas has agreed not to compete with the Company for a period of one year following the termination of his agreement (other than termination of his employment for “good reason” or by the Company other than for “cause”).

All Named Executive Officers: All severance payments are contingent on Named Executive Officers executing the Company’s standard release agreement.

The Named Executive Officers are subject to the Company’s Severance Pay and Plan Document (the “Severance Plan”), which was amended and restated on February 19, 2019. Under the Severance Plan, U.S. employees who are terminated without cause are entitled, in specific instances as set forth in the Severance Plan, to severance payments as follows: employees shall receive four weeks of severance pay for each completed year of service up to August 1, 2009 and two weeks for each completed period of service on or after August 1, 2009. Such severance payments are equal to 100% of the employee’s base salary for weeks one through twenty, 80% of the employee’s base salary for weeks twenty-one through twenty-six, and 60% of the employee’s base salary for weeks twenty-seven through forty. Severance payments are capped at 40 weeks. If a Named Executive Officer is entitled to a greater severance payment pursuant to an agreement, the greater severance payment shall control.

The following table sets forth quantitative information with respect to potential payments to be made to each of the Named Executive Officers upon termination in various circumstances and/or a change in control of the Company (each an “Event”). The following table assumes the Event took place on July 31, 2022 for each of the Named Executive Officers and uses the closing price of Class B Common Stock on July 29, 2022, the last trading day in Fiscal 2022 ($26.03). The potential payments are based on agreements entered into by Named Executive Officers with the Company, discussed above, the 2015 Plan and the Severance Plan.

Name	Event of Death or Disability ($)		Change In Control ($)		Termination For Cause ($)		Voluntary Termination for Good Reason ($)		Termination Without Cause ($)
Shmuel Jonas
Restricted Shares/DSUs	—		—		—		—		—
Severance	—		—		—		—		270,346	(1)
Bill Pereira
Restricted Shares/DSUs	—		—		—		—		—
Severance	800,000	(2)	800,000	(2)	—		800,000	(2)	800,000	(2)
Marcelo Fischer
Restricted Shares/DSUs	—		—		—		—		—
Severance	550,000	(5)	—		—		—		550,000	(5)
David Wartell
Restricted Shares/DSUs	—		—		—		—		—
Severance									163,846	(1)
Menachem Ash
Restricted Shares/DSUs	—		—		—		—
Severance	—		—		—		—		209,231	(1)
Howard S. Jonas
Restricted Shares/DSUs	—		—		—		—		—
Severance			250,000	(4)	250,000	(4)	250,000	(4)	250,000	(4)

(1)	Payable pursuant to the Severance Plan.

(2)	Payable pursuant to the Second Pereira Agreement.

(3)	Payable pursuant to the Fischer Agreement.

(4)	Payable pursuant to the Fifth Revised Jonas Agreement. Howard S. Jonas’ annual base salary was $250,000 as of July 31, 2022.

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PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Third Restated Certificate of Incorporation, the number of members of the Board of Directors is to be between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at five, and there are currently five directors on the Board of Directors. The current terms of all serving directors expire at the Annual Meeting. The current directors are standing for re-election at the Annual Meeting. The Company’s Eighth Amended and Restated By-Laws enable the Board of Directors to appoint one or more ex-officio (non-voting) directors to serve on the Board. Bill Pereira was appointed ex-officio (non-voting) director on March 24, 2021 and has since served in that capacity. The stockholders are not being asked to vote on Mr. Pereira’s appointment as an ex-officio (non-voting) director.

The nominees to the Board of Directors are Michael Chenkin, Eric F. Cosentino, Howard S. Jonas, Judah Schorr and Liora Stein, each of whom is a current director, has consented to be named in this proxy statement and to serve if elected.

Each of these director nominees is standing for election for a term of one year until the 2023 annual meeting of stockholders, or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. A majority of the votes cast for or against a director nominee at the Annual Meeting shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the director nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills, including as to personal factors of nominees and the diverse perspectives that nominees may bring to their service on the Board and that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Michael Chenkin has been a director of the Company since October 16, 2013. Mr. Chenkin is a Certified Public Accountant and worked in the Audit Department of Coopers and Lybrand from 1974 to 1993 and as a consultant to the securities industry from 1993 to 2008 with an emphasis on business implementation, internal controls, compliance and regulatory matters for large financial institutions. Mr. Chenkin received a Bachelor of Science degree from Cornell University and a Master of Business Administration from Columbia University.

Key Attributes, Experience and Skills:

Mr. Chenkin’s diverse business experiences as a Certified Public Accountant—working as an auditor for a large multi-national accounting firm for close to 20 years—and consulting for large financial institutions for 15 years, offer valuable insights to the Board of Directors, particularly given the enhanced accounting rules and regulations affecting public companies. Mr. Chenkin’s strong accounting background, as well as his M.B.A. from Columbia University, provide financial and audit-related expertise to the Board of Directors.

Eric F. Cosentino has been a director of the Company since February 2007. Rev. Cosentino was a director of Zedge, Inc., a former subsidiary of the Company that was spun off to stockholders in June 2016, from September 2008 until May 2016. Rev. Cosentino was a member of the National Association of Corporate Directors (NACD) from March 2009 to 2021. Rev. Cosentino earned an NACD Governance Fellowship in 2014, when he completed NACD’s comprehensive program study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices. Rev. Cosentino served on the Board of Directors of a Company subsidiary, IDT Entertainment, until it was sold to Liberty Media in 2006. Rev. Cosentino was the Rector of the Episcopal Church of the Divine Love in Montrose, New York, from 1987 until his retirement in 2014. He began his ordained ministry in 1984 as curate (assistant) at St. Elizabeth’s Episcopal Church in Ridgewood, Bergen County, New Jersey. He has also served on the Board of Directors of the Evangelical Fellowship Anglican Communion of New York. Rev. Cosentino has published articles and book reviews for The Episcopal New Yorker, Care & Community, and Evangelical Journal. Rev. Cosentino received a B.A. from Queens College and a M.Div. from General Theological Seminary, New York.

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Key Attributes, Experience and Skills:

Rev. Cosentino has strong leadership skills, having served as the Rector of the Episcopal Church of the Divine Love in Montrose, New York, from 1987 until 2014. As Chairman of the Company’s Corporate Governance Committee, Rev. Cosentino has become well-versed in corporate governance issues by attending seminars and joining the National Association of Corporate Directors in March 2009. Rev. Cosentino’s long tenure as a director of the Company, as well as prior tenures with former Company subsidiaries Zedge and IDT Entertainment, brings extensive knowledge of our Company to the Board.

Howard S. Jonas founded IDT in August 1990, has served as Chairman of the Board of Directors since its inception and has served as its Chairman since September 2022. Mr. Jonas served as member of the Board of Directors from inception to December 2020, when he was appointed as an ex-officio (non-voting) member of the Board of Directors. In March 2021, Mr. Jonas was reappointed as a voting member of the Board of Directors. Mr. Jonas served as Chief Executive Officer of the Company from October 2009 through December 2013 and from December 1991 until July 2001. From January 2014 until November 2017, Mr. Jonas served as the Chief Executive Officer of Genie Energy Ltd., a former subsidiary of IDT that was spun off to stockholders in October 2011, and has served as Chairman of the Board of Directors of Genie Energy since the spin-off. From June 2016 to November 2016, Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016. Mr. Jonas has served as the Vice Chairman of Zedge, Inc. since November 2016. Mr. Jonas also has served as the Chairman of the Board of Rafael Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in March 2018, since the spin-off, and also as the Chief Executive Officer until May 2021. Mr. Jonas also has served as the Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT, since it was spun off to stockholders in September 2009, and has been its Chairman since June 2022 and was its Chief Executive Officer from February 2019 through April 2020. Mr. Jonas has been a director of Rafael Pharmaceuticals, Inc. (f/k/a Cornerstone Pharmaceuticals) since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Howard S. Jonas brings tremendous knowledge of all aspects of our Company and each industry in which it is involved to the Board. Howard S. Jonas’ service as Chairman and Chairman of the Board creates a critical link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the businesses of the Company. In addition, having Howard S. Jonas on the Board provides our Company with effective leadership.

Judah Schorr has been a director of the Company since December 2006. Dr. Schorr founded Judah Schorr MD PC in 1994, an anesthesia provider to hospitals, ambulatory surgery centers and medical offices, and has been its President and owner since its inception, as well as the President of its subsidiary, Tutto Anesthesia. Dr. Schorr is an attending physician at Anesthesia Services at Bergen Regional Medical Center, the largest hospital in the state of New Jersey, and the Managing Partner of Chavrusa Realty Corp., a commercial real-estate company in Long Island, New York. Dr. Schorr received his B.S. in Psychology from Brooklyn College and his M.D. from the University of Trieste Faculty of Medicine and Surgery in Italy.

Key Attributes, Experience and Skills:

Through Dr. Schorr’s career as an entrepreneur driving the growth of Judah Schorr MD PC and Chavrusa Realty Corp., he has obtained valuable business and management experience and brings important perspectives on the issues facing the Company. Dr. Schorr’s tenure as a member of the Board and its Compensation, Corporate Governance and Audit Committees brings useful compliance insights to the Board.

Liora Stein has served as a director of the Company since December 2020. She is the beneficiary of trusts that have significant holdings of the Company’s common stock and has provided input to the Chairman of the Board and management on Company strategic initiatives from that perspective. She is active in philanthropic and charitable activities, including serving since 2016 as a trustee of American Friends of Nishmat, the fundraising arm of a leading seminary in Israel which specializes in training women to attain religious leadership roles. Ms. Stein is the founder and President of the Kingsbridge Food Pantry where she is responsible for development, budgeting, food sourcing and distribution. As an advisor to the Riverdale Fund for the Needy, she assists with budgeting and allocation. Ms. Stein earned her Bachelor’s Degree from Yeshiva University in 2011, where she focused on Religion, Literature and Art.

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Key Attributes, Experience and Skills:

Ms. Stein brings a different perspective to the Board than the other current members. She is active in promoting women to leadership roles and is committed to that goal. Her age and gender provide the Board with a different perspective than is presented by the other directors. She has experience working with youth and is in tune with that key demographic. The Company believes that obtaining input from more diverse perspectives enhances the Board’s oversight of management and provides input on addressing different markets.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees and Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Shmuel Jonas	41	Chief Executive Officer and Named Executive Officer
Howard S. Jonas	66	Chairman, Chairman of the Board, Director, Director Nominee and Named Executive Officer
Bill Pereira	57	President, Chief Operating Officer, Ex-Officio (Non-Voting) Director and Named Executive Officer
Marcelo Fischer	55	Chief Financial Officer and Named Executive Officer
Joyce J. Mason	63	Executive Vice President, General Counsel and Corporate Secretary
David Wartell	43	Chief Technology Officer and Named Executive Officer
Menachem Ash	50	Executive Vice President of Strategy and Legal Affairs and Named Executive Officer
Mitch Silberman	54	Chief Accounting Officer and Controller
Menachem Ash	50	Executive Vice President of Strategy and Legal Affairs and Named Executive Officer
Nadine Shea	51	Executive Vice President of Global Human Resources
Michael Chenkin	71	Director and Director Nominee
Eric F. Cosentino	65	Director and Director Nominee
Judah Schorr	70	Director and Director Nominee
Liora Stein	33	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and Named Executive Officers, except Howard S. Jonas, whose information is set forth above in Proposal No. 1:

Shmuel Jonas has served as Chief Executive Officer of the Company since January 2014. Mr. Jonas served as Chief Operating Officer of the Company from June 2010 through December 2013. Mr. Jonas joined the Company in June 2008 and served as a Vice President until June 2009 when he was elected to serve as the Company’s Vice President of Operations. Since 2004, Mr. Jonas has been the managing member of Arlington Suites, a thirty million dollar mixed-use ground up development project in Bronx, New York. In addition, Mr. Jonas was a director of Zedge, Inc., a former subsidiary of the Company that was spun off to stockholders in June 2016, from October 2010 until May 2016. From 2006 through 2008, Mr. Jonas was a partner in a 160-unit garden apartment complex in Memphis, Tennessee. Between 2004 and 2005, Mr. Jonas owned and operated various businesses in the food industry, including BID Distribution, a distributor and marketer of frozen desserts to grocery stores and food service operations.

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Bill Pereira served as a member of the Company’s Board of Directors from October 31, 2011 to March 2021, when he was appointed as an ex-officio non-voting member of the Board of Directors. Mr. Pereira has also served as President and Chief Operating Officer since January 1, 2018. Mr. Pereira served as the Chief Executive Officer and President of IDT Telecom from October 31, 2011 to December 31, 2017. Mr. Pereira served as Chief Financial Officer of the Company from January 2009 until October 2011, and served as the Treasurer from January 2009 to December 2010. Previously, he served as Executive Vice President of Finance for the Company from January 2008 to January 2009. Mr. Pereira initially joined the Company in December 2001 when the Company bought Horizon Global Trading, a financial software firm where he was a managing partner. In February 2002, Mr. Pereira joined Winstar Communications, a subsidiary of the Company, as a Senior Vice President of Finance. Mr. Pereira was promoted to CFO of Winstar Communications, a position he held until 2006 when he was named a Senior Vice President of the Company responsible for financial reporting, budgeting and planning. Prior to joining the Company, Mr. Pereira worked for a number of companies in the financial sector, including Prudential Financial, SBC Warburg and UBS. Mr. Pereira received a B.S. from Rutgers University and an M.B.A. from the New York University Stern School of Business.

Marcelo Fischer has served as the Company’s Chief Financial Officer since June 3, 2019 and as Chief Financial Officer of IDT Telecom since June 2007. Mr. Fischer served as Senior Vice President–Finance (the Company’s principal financial officer position) from October 31, 2011 to June 2019. Mr. Fischer also served as the Company’s Senior Vice President of Finance from March 2007 to June 2007. Mr. Fischer served as the Company’s Chief Financial Officer and Treasurer from June 2006 to March 2007, as the Company’s Controller from May 2001 until June 2006 and as Chief Accounting Officer from December 2001 until June 2006. Prior to joining the Company, Mr. Fischer was the Corporate Controller of Viatel, Inc. from 1999 until 2001. From 1998 through 1999, Mr. Fischer was the Controller of the Consumer International Division of Revlon, Inc. From 1991 through 1998, Mr. Fischer held various accounting and finance positions at Colgate-Palmolive Corporation. Mr. Fischer, a Certified Public Accountant, received a B.A. from the University of Maryland and an M.B.A. from the New York University Stern School of Business.

Joyce J. Mason has served as an Executive Vice President of the Company since December 1998 and as General Counsel and Corporate Secretary of the Company from its inception. Ms. Mason also served as a director of the Company from its inception until December 2006. In addition, Ms. Mason was a director of Zedge, Inc., a former subsidiary of the Company that was spun off to stockholders in June 2016, from September 2008 until May 2016, and she also served as a director of IDT Telecom from December 1999 until May 2001 and as a director of Net2Phone from October 2001 until October 2004. Ms. Mason has served as the Corporate Secretary of Rafael Holdings, Inc., a former subsidiary of the Company that was spun off to stockholders in March 2018, from its inception in July 2017. Ms. Mason has also served as a director of Genie Energy Ltd., a former subsidiary of the Company that was spun off to stockholders in October 2011, since May 2021. Prior to joining the Company, Ms. Mason had been in private legal practice. Ms. Mason received a B.A. from the City University of New York and a J.D. from New York Law School.

Mitch Silberman has served as the Company’s Chief Accounting Officer and Controller since June 2006. Mr. Silberman joined the Company in October 2002 as Director of Financial Reporting until his promotion to Assistant Controller in October 2003. Prior to joining the Company, Mr. Silberman was a senior manager at KPMG LLP, where he served in the firm’s Biotechnology and Pharmaceutical practice. Prior to KPMG, Mr. Silberman worked for Grant Thornton LLP, serving in the firm’s Telecommunications, Service and Technology practice. Mr. Silberman, a Certified Public Accountant, received a Bachelor of Science in Accounting from Brooklyn College.

Menachem Ash has served as the Company’s Executive Vice President of Strategy and Legal Affairs since October 2012. Mr. Ash served as the managing attorney of the Company’s legal department from June 2011 to October 2012. Mr. Ash has served as senior counsel to several IDT divisions since he joined the Company in July 2004, including IDT Telecom and IDT Carmel. Mr. Ash served as President of Rafael Holdings, Inc., a former subsidiary of the Company that was spun off to stockholders in March 2018, from its inception in July 2017 to September 2021. Prior to joining the Company, Mr. Ash served as General Counsel to Telstar International, Inc., a telecommunications services provider. Mr. Ash also worked at KPMG as a senior associate in its tax group focusing on financial services and technology companies. He is a graduate of Brooklyn College and the Benjamin N. Cardozo School of Law.

Nadine Shea has served as the Company’s Executive Vice President of Global Human Resources since September 2019. Ms. Shea joined the Company in May 2000 as Associate General Counsel and held various senior counsel roles at the Company. Prior to joining the Company, Ms. Shea worked in private legal practice. Ms. Shea received a B. A. in Criminal Justice from the University of Maryland and a J.D. from New York Law School.

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David Wartell has been the Chief Technology Officer of the Company since March 2018 and the Executive Vice President – Technology of IDT Telecom since June 2017. Mr. Wartell brings 20 years of operational experience in enterprise and cloud technology to the Company. Prior to joining the Company, he was Executive Vice President of Idera Inc., one of the largest private B2B software vendors in the world, with products evangelized by millions of community members, and more than 50,000 customers. Previously he was founder and CEO of R1soft.com, a leading provider of cloud backup and disaster recovery software. Earlier in his career, he ran operations for some of the largest cloud service providers in the world. Mr. Wartell received a B.S. in Computer Engineering from Michigan State University.

Relationships among Directors or Executive Officers

Howard S. Jonas and Joyce J. Mason are brother and sister. Howard S. Jonas and Shmuel Jonas are father and son. Joyce J. Mason and Shmuel Jonas are aunt and nephew. Howard S. Jonas and Liora Stein are father and daughter. Joyce J. Mason and Liora Stein are aunt and niece. Shmuel Jonas and Liora Stein are brother and sister. There are no other familial relationships among any of the directors, director nominees or executive officers of the Company.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S

2015 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2015 Stock Option and Incentive Plan (the “2015 Plan”) that will (1) increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 50,000 and (2) change the definition of “Change in Control”. The Board of Directors adopted the proposed amendments to the 2015 Plan on October 31, 2022 and November 3, 2022, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment to increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 50,000 is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success.

The proposed amendment is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2015 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (ii) the rules and regulations applicable to New York Stock Exchange-listed companies.

The following description of the 2015 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2015 Plan, as proposed to be amended. A copy of the 2015 Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2015 PLAN

Pursuant to the 2015 Plan, officers, employees, directors and consultants of the Company and certain of its subsidiaries are eligible to receive awards of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and deferred stock units. There are approximately 1,693 employees and directors eligible for grants under the 2015 Plan. Options granted under the 2015 Plan may be ISOs or non-qualified stock options (“NQSOs”). Stock appreciation rights (“SARs”) and limited stock appreciation rights (“LSARs”) may be granted either alone or simultaneously with the grant of an option. Restricted stock and deferred stock units may be granted in addition to or in lieu of any other award made under the 2015 Plan.

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The maximum number of shares reserved for the grant of awards under the 2015 Plan is 1,780,000 shares of Class B Common Stock (including the 50,000 shares of Class B Common Stock reserved subject to approval of the stockholders). Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee of the Board of Directors administers the 2015 Plan. Subject to the provisions of the 2015 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2015 Plan and may at any time adopt such rules and regulations for the 2015 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2015 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2015 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2015 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2015 Plan).

Each non-employee director will receive, annually, fully vested restricted shares of Class B Common Stock equal to $50,000 based on the average of the high and the low stock trading prices of the Class B Common Stock on the business day immediately prior to the applicable grant date. New non-employee directors will receive a pro-rata amount (based on projected quarters of service for such calendar year following the grant date) of such annual grant on their date of initial election and qualification as a non-employee director. The grant date for incumbent annual non-employee director grants will be each January 5th (or the next business day).

The 2015 Plan also provides for the granting of restricted stock awards, which are awards of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The 2015 Plan also permits the Compensation Committee to grant SARs and/or LSARS. Generally, SARs may be exercised at such time or times and only to the extent determined by the Compensation Committee and LSARs may be exercised only (i) during the 90 days immediately following a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction (as defined in the 2015 Plan). LSARs will be exercisable at such time or times and only to the extent determined by the Compensation Committee. An LSAR granted in connection with an ISO is exercisable only if the Fair Market Value per share of Class B Common Stock on the date of grant exceeds the purchase price specified in the related ISO.

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Upon exercise of an SAR, a grantee will receive for each share for which an SAR is exercised, an amount in cash or shares of Class B Common Stock, as determined by the Compensation Committee, equal to the excess, if any, of (i) the Fair Market Value of a share of Class B Common Stock on the date the SAR is exercised, over (ii) the exercise or other base price of the SAR or, if applicable, the exercise price per share of the option to which the SAR relates.

Upon exercise of an LSAR, a grantee will receive for each share for which an LSAR is exercised, an amount in cash equal to the excess, if any, of (i) the greater of (x) the highest Fair Market Value of a share of Class B Common Stock, during the 90-day period ending on the date the LSAR is exercised, and (y) whichever of the following is applicable: (1) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days ending on the date of exercise of the LSAR; (2) the fixed or formula price for the acquisition of shares of Class B Common Stock in a merger in which the Company will not continue as the surviving corporation, or upon a consolidation, or a sale, exchange or disposition of all or substantially all of the Company’s assets, approved by the Company’s stockholders (if such price is determinable on the date of exercise); and (3) the highest price per share of Class B Common Stock shown on Schedule 13D, or any amendment thereto, filed by the holder of the specified percentage of Class B Common Stock, the acquisition of which gives rise to the exercisability of the LSAR over (ii) the exercise or other base price of the LSAR or, if applicable, the exercise price per share of the option to which the LSAR relates. In no event, however, may the holder of an LSAR granted in connection with an ISO receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an ISO.

When an SAR or LSAR is exercised, the option to which it relates, if any, will cease to be exercisable to the extent of the number of shares with respect to which the SAR or LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the future grant of awards under the 2015 Plan.

The 2015 Plan further provides for the granting of deferred stock units, which are awards providing a right to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions and a restricted period as the Compensation Committee determines. The Compensation Committee may also impose such other conditions and restrictions, if any, on the payment of shares as it deems appropriate, including the satisfaction of performance criteria. All deferred stock awards become fully vested in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

The grantee of a deferred stock unit will not be entitled to receive dividends or vote the underlying shares until the underlying shares are delivered to the grantee. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time, and from time to time, suspend, amend, modify or terminate the 2015 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2015 Plan after September 16, 2024, ten years from the Board’s approval of the 2015 Plan.

ISOs (and any related SARs) are not assignable or transferable except by the laws of descent and distribution. Non-qualified stock options (and any SARs or LSARs related thereto) may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs (and any SARs or LSARs related thereto) are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

The Company cannot now determine the number of options or other awards to be granted in the future under the 2015 Plan to officers, directors, employees and consultants.

Federal Income Tax Consequences of Awards Granted under the 2015 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2015 Plan:

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Incentive Stock Options. ISOs granted under the 2015 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of the shares of Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options granted under the 2015 Plan are options that do not qualify as ISOs. A participant who receives an NQSO or an SAR (including an LSAR) will not recognize any taxable income upon the grant of such NQSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

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Other Awards. With respect to other awards under the 2015 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Class B Common Stock received. Participants also will not recognize income upon the grant of a deferred stock unit, and will instead recognize ordinary income when shares of Class B Common Stock are delivered in satisfaction of such award.

With respect to restricted stock awards under the 2015 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the “Restrictions”) lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2015 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2015 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO).

On November 1, 2022, the last reported sale price of the Class B Common Stock on the New York Stock Exchange was $25.77 per share.

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EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2015 Plan, pursuant to which options to purchase shares of Class B Common Stock, restricted shares of Class B Common Stock and Deferred Stock Units may be awarded. As fully described in Proposal No. 2, the Company is asking its stockholders to vote on an amendment to the 2015 Plan that would increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 50,000. The Company anticipates awarding options to purchase shares of Class B Common Stock, restricted shares of Class B Common Stock and deferred stock units to employees, officers, directors and consultants under the 2015 Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company as of July 31, 2022.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	25,000	$13.72	119,681	(2)
Equity compensation plans not approved by security holders	0	$—	—
Total	25,000	$13.72	119,681	(2)

(1)	Reflects all outstanding options exercisable for shares of Class B Common Stock as of July 31, 2022.

(2)	Does not include shares of Class B Common Stock issuable pursuant to 2,666 outstanding DSUs that will be deducted from the 2015 Plan when the underlying shares of Class B Common Stock are issued on the DSUs’ vesting dates. The number of shares of Class B Common Stock to be issued on the DSUs’ vesting date will vary depending upon the market price of the Class B Common Stock. Please see Note 21 – Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE AMENDMENT TO THE 2015 PLAN AS DESCRIBED ABOVE.

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THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2023

Grant Thornton LLP is the Company’s independent registered public accounting firm and has served the Company as its independent registered public accounting firm since January 28, 2020. Grant Thornton LLP was the Company’s independent registered public accounting firm for Fiscal 2021 and Fiscal 2022.

The Company is not asking stockholders to ratify at the Annual Meeting the appointment of Grant Thornton LLP or any other firm as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2023.

We expect that representatives for Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Grant Thornton LLP for the period from August 1, 2020 to July 31, 2022.

Fiscal Years Ended July 31	2022	2021
Audit Fees(1)	$1,025,970	$1,007,886
Audit Related Fees(2)	475,550	—
Tax Fees(3)	8,898	20,481
All Other Fees(4)	13,258	—
Total	$1,523,676	$1,028,367

(1)	Audit Fees consist of fees for the audit of the Company’s financial statements included in the Company’s Form 10-K and reviews of financial statements included in the Company’s Form 10-Qs, for the audits of the effectiveness of the Company’s internal controls over financial reporting and for services that are normally provided by the independent accountant in connection with statutory and regulatory filings or engagements.
(2)	There were no Audit Related Fees for Fiscal 2021. In Fiscal 2022, Audit Related Fees mainly related to the potential spinoff of net2phone, and for fees incurred in connection with the acquisition of a foreign subsidiary.
(3)	Tax Fees consist of fees for tax compliance and tax preparation related to three of the Company’s subsidiaries in Fiscal 2021 and Fiscal 2022.
(4)	There were no All Other Fees for Fiscal 2021. In Fiscal 2022, All Other Fees included fees relating to the support with statutory filings of a foreign subsidiary.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Grant Thornton, LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2022 and Fiscal 2021.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the Public Company Accounting Oversight Board’s (“PCAOB”) and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

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Report of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s purpose is more fully described in its charter, which can be found on the Company’s website at www.idt.net/investors-and-media/governance. The Audit Committee reviews its charter on an annual basis. The Board of Directors annually reviews the NYSE listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Michael Chenkin qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to reasonably assure compliance with accounting standards, applicable laws, and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and to the Company’s management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls related to, for example, the reliability and integrity of the Company’s financial information and the safeguarding of the Company’s assets.

The Company’s independent registered public accounting firm for Fiscal 2022, Grant Thornton LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee meets each quarter with Grant Thornton LLP and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings releases. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s internal auditors and independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. The Company’s independent audit firm has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent audit firm and the Company’s management that firm’s independence. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Grant Thornton LLP. Pre-approval includes audit services, audit-related services, tax services and other services.

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The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the Fiscal Year ended July 31, 2022, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2022. The Committee has also reviewed and discussed with Grant Thornton LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Michael Chenkin, Chairman
Eric F. Cosentino
Judah Schorr

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

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OTHER INFORMATION

Submission of Proposals for the 2023 Annual Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2023 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than July 5, 2023. In addition, any stockholder proposal submitted with respect to the Company’s 2023 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and relevant interpretations thereof and other guidance related thereto will not be included in the relevant proxy materials and will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s General Counsel and Corporate Secretary after September 22, 2023.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for fiscal 2022 may be obtained by contacting Bill Ulrey, Vice President–Investor Relations and External Affairs, by phone at (973) 438-3838, by mail addressed to Bill Ulrey, Vice President–Investor Relations and External Affairs, at 520 Broad Street, Newark, New Jersey 07102, or may be requested through the Get In Touch section of our website: https://www.idt.net/investors-and-media.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 3, 2022
Joyce J. Mason Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT A

IDT CORPORATION

2015 STOCK OPTION AND INCENTIVE PLAN

Effective January 1, 2015 to September 16, 2024

(Amended and Restated on November 3, 2022)

1. Purpose; Types of Awards; Construction.

The purpose of the IDT Corporation 2015 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to officers, employees, directors and consultants of IDT Corporation (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2. Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change in Control” means a change in ownership or control of the Company effected through

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) directly or directly by: (i) any person who, immediately prior to the Initial Public Offering, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities, (ii) one or more trusts solely for the benefit of such person and/or any Family Member(s) of such person or (iii) one or more entities that are directly or indirectly controlled by such person or and/or any Family Member(s) of such person or (E) as otherwise reasonably determined by the Committee), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities issued or sold directly by the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities.

(d) “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.

(g) “Company” shall mean IDT Corporation, a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

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(h) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include, without limitation, sick leave, temporary disability, maternity leave, military leave (including, without limitation, service in the National Guard or the Army Reserves) or any other personal leave approved by the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(i) “Corporate Transaction” means any of the following transactions:

(i) a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(j) “Deferred Stock Units” mean a Grantee’s rights to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(k) “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m) “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any person sharing the household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than 50% of the voting interests.

(n) “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of such Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the high and low trades for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(o) “Grantee” shall mean a person who receives a grant of Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units or Restricted Stock under the Plan.

(p) “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(q) “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(r) “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(s) “Limited Right” shall mean a limited stock appreciation right granted pursuant to Section 10 of the Plan.

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(t) “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than a Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or a similar foreign statute or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate), in each of clause (A) and (B), who is not an employee of the Company or any Subsidiary.

(u) “Non-Employee Director Annual Grant” shall mean an award of shares of Restricted Stock equal to $50,000 based on the average of the high and the low stock price on the business day prior to the Non-Employee Director Grant Date.

(v) “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day), or, in the case of a new Non-Employee Director joining the Board, shall mean the date of appointment as a member of the Board.

(w) “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(x) “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(y) “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(z) “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(aa) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(bb) “Plan” means this IDT Corporation 2015 Stock Option and Incentive Plan, as amended or restated from time to time.

(cc) “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(dd) “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(ee) “Restricted Period” shall have the meaning set forth in Section 11(b) of the Plan.

(ff) “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(gg) “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(hh) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(ii) “Stock Appreciation Right” shall mean the right, granted to a Grantee under Section 9 of the Plan, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Class B Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Class B Common Stock as applicable, as specified in the award or determined by the Committee.

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(jj) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(kk) “Tax Event” shall have the meaning set forth in Section 17 of the Plan.

(ll) “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Administration.

(a) The Plan shall be administered by the Committee, the members of which may be composed of “non-employee directors” under Rule 16b-3.

(b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units and Restricted Stock; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the Option Price for each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d) The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not executive officers or a member of the Board, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4. Eligibility.

Awards may be granted to officers, employees, members of the Board and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 14 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

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5. Stock.

(a) The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 1,730,000, all of which may be granted as Incentive Stock Options, subject to adjustment as provided in Section 12 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b) If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or a Limited Right), without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

6. Terms and Conditions of Options.

(a) OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board or a consultant’s service shall be deemed to be employment with the Company.

(b) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c) TYPE OF OPTION. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d) OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 12 of the Plan.

(e) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f) TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercisability schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person, by mail, e-mail, fax or overnight delivery to the Company’s transfer agent or other administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

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(g) TERMINATION. Except as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option unless otherwise determined by the Committee. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within 180 days after the date of termination (or such different period as the Committee shall prescribe).

(h) DEATH, DISABILITY OR RETIREMENT OF GRANTEE. If a Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 6(g) of the Plan), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within 180 days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe). All unvested Options shall be terminated upon death, disability or retirement, unless otherwise determined by the Committee.

(i) OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7. Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8. Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a) LIMITATION ON VALUE OF SHARES. To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

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9. Stock Appreciation Rights.

The Committee shall have authority to grant a Stock Appreciation Right, either alone or in tandem with any Option. A Stock Appreciation Right granted in tandem with an Option shall, except as provided in this Section 9 or as may be determined by the Committee, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) TIME OF GRANT. A Stock Appreciation Right may be granted at such time or times as may be determined by the Committee.

(b) PAYMENT. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d) of the Plan.

(c) EXERCISE. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Unless otherwise approved by the Committee, no Grantee shall be permitted to exercise any Stock Appreciation Right during the period beginning two weeks prior to the end of each of the Company’s fiscal quarters and ending on the second business day following the day on which the Company releases to the public a summary of its fiscal results for such period.

(d) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Class B Common Stock on the date of exercise of such Stock Appreciation Right over the exercise or other base price of the Stock Appreciation Right or, if applicable, the Option Price of the related Option, by (ii) the number of shares of Class B Common Stock as to which such Stock Appreciation Right is being exercised.

(e) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right, the related Option, if any, shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Stock Appreciation Right is exercised. Upon the exercise or surrender of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Option is exercised or surrendered.

(f) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered to the Company in accordance with procedures specified by the Company from time to time. Such notice shall state the number of shares of Class B Common Stock with respect to which the Stock Appreciation Right is being exercised. A Grantee may also be required to deliver to the Company the underlying Agreement evidencing the Stock Appreciation Right being exercised and any related Option Agreement so that a notation of such exercise may be made thereon, and such Agreements shall then be returned to the Grantee.

(g) FORM OF PAYMENT. Payment of the amount determined under Section 9(d) of the Plan may be made solely in whole shares of Class B Common Stock in a number based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Class B Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Class B Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

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10. Limited Stock Appreciation Rights.

The Committee shall have authority to grant a Limited Right, either alone or in tandem with any Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) TIME OF GRANT. A Limited Right may be granted at such time or times as may be determined by the Committee.

(b) EXERCISE. A Limited Right may be exercised only (i) during the ninety-day period following the occurrence of a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction. A Limited Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Limited Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(c) AMOUNT PAYABLE. Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

(i) in the case of the realization of Limited Rights by reason of an acquisition of common stock described in clause (i) of the definition of “Change in Control” (Section 2(c) of this Plan), an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) below; or

(ii) in the case of the realization of Limited Rights by reason of stockholder approval of an agreement or plan described in clause (i) of the definition of “Corporate Transaction” (Section 2(j) of this Plan), an amount equal to the Merger Spread as defined in Section 10(d)(iv) below; or

(iii) in the case of the realization of Limited Rights by reason of the change in composition of the Board described in clause (ii) of the definition of “Change in Control” or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the Spread as defined in Section 10(d)(v) of this Plan.

Notwithstanding the foregoing provisions of this Section 10(c) (or unless otherwise approved by the Committee), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify under the Code as an Incentive Stock Option.

(d) DETERMINATION OF AMOUNTS PAYABLE. The amounts to be paid to a Grantee pursuant to Section 10(c) of this Plan shall be determined as follows:

(i) The term “Acquisition Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Class B Common Stock described in clause (i) of the definition of Change in Control, the greatest of (A) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 25% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of Class B Common Stock during the ninety day period ending on the date the Limited Right is exercised.

(ii) The term “Acquisition Spread” as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of Class B Common Stock at which the related Option is exercisable, by (B) the number of shares of Class B Common Stock with respect to which such Limited Right is being exercised.

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(iii) The term “Merger Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in clause (i) of the definition of Corporate Transaction, the greatest of (A) the fixed or formula price for the acquisition of shares of Class B Common Stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, (C) the highest Fair Market Value per share of Class B Common Stock during the ninety-day period ending on the date on which such Limited Right is exercised.

(iv) The term “Merger Spread” as used herein shall mean an amount equal to the product. computed by multiplying (A) the excess of (1) the Merger Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of Class B Common Stock at which the related Option is exercisable, by (B) the number of shares of Class B Common Stock with respect to which such Limited Right is being exercised.

(v) The term “Spread” as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (ii) of the definition of Change in Control or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of Class B Common Stock during the ninety day period ending on the date the Limited Right is exercised over (B) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of Class B Common Stock at which the related Option is exercisable, by (ii) the number of shares of Class B Common Stock with respect to which the Limited Right is being exercised.

(e) TREATMENT OF RELATED OPTIONS AND LIMITED RIGHTS UPON EXERCISE. Upon the exercise of a Limited Right, the related Option, if any, shall cease to be exercisable to the extent of the shares of Class B Common Stock with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Class B Common Stock available for the grant of future awards pursuant to this Plan. Upon the exercise or termination of a related Option, if any, the Limited Right with respect to such related Option shall terminate to the extent of the shares of Class B Common Stock with respect to which the related Option was exercised or terminated.

(f) METHOD OF EXERCISE. To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Company specifying the number of shares of Class B Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver to the Company the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option; the Company shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Section 10(f).

11. Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) NUMBER OF SHARES. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

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(b) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include, without limitation, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in a restricted account a at the transfer agent appointed by the Company. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries or other specified dates of the date of such award.

(c) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 11) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d) OWNERSHIP. During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 11, including the right to receive dividends with respect to such shares and to vote such shares.

(e) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 13 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

11A. Deferred Stock Units.

The Committee may award Deferred Stock Units to any outside director, eligible employee or consultant of the Company or of any Subsidiary. Each award of Deferred Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(f) NUMBER OF SHARES. Each Agreement for Deferred Stock Units shall state the number of shares of Class B Common Stock to be subject to an award.

(g) RESTRICTIONS. Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, until shares of Class B Common Stock are payable with respect to an award. The Committee may impose such vesting restrictions and conditions on the payment of shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee.

(h) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the Grantee becoming fully vested in the award, then the Grantee’s rights under any unvested Deferred Stock Units shall be forfeited without cost to the Company or such Subsidiary.

(i) OWNERSHIP. Until shares are delivered with respect to Deferred Stock Units, the Grantee shall not possess any incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

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(j) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 13 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any Deferred Stock Units awarded under the Plan shall lapse as of the applicable date set forth in Section 13. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of any restricted period with respect to any or all of the shares of Deferred Stock Units awarded on such terms and conditions as the Committee shall deem appropriate.

12. Effect of Certain Changes.

(a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any extraordinary liquidating dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the number of shares of Class B Common Stock available for awards under the Plan, (ii) the number and/or kind of shares covered by outstanding awards and (iii) the Option Price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights, in each such case so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. This provision shall not apply to cash dividends or returns of capital.

(b) CHANGE IN CLASS B COMMON STOCK. In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

13. Corporate Transaction; Change in Control; Related Entity Disposition.

(a) CORPORATE TRANSACTION. In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options, Stock Appreciation Rights and Limited Rights under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b) CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c) RELATED ENTITY DISPOSITION. The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

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(d) SUBSTITUTE AWARDS. The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

14. Non-Employee Director Restricted Stock.

The provisions of this Section 14 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 14, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan and this Section 14, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a) GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 14. Restricted Stock granted pursuant to this Section 14 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b) INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.

(c) ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant.

(d) VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 14 shall be fully vested on the date of grant.

15. Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time commencing on January 1, 2015 until September 16, 2024 (ten (10) years from September 17, 2014, the date the Board initially adopted the Plan). No awards shall be effective prior to the approval of the Plan by a majority of the Company’s stockholders.

16. Transferability of Awards.

(a) Incentive Stock Options and Stock Appreciation Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b) Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 17 hereof.

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(c) The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d) Restricted Stock shall remain subject to the Insider Trading Policy after the expiration of the Restricted Period. Deferred Stock Units shall remain subject to the Insider Trading Policy after payment thereof.

17. Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right, the expiration of a Restricted Period or payment of a Deferred Stock Unit (each, a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

18. Rights as a Stockholder.

Except as provided in Section 11(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12(a) of the Plan.

19. No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

20. Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

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21. Authorized Share Approval; Amendment and Termination of the Plan.

(a) AUTHORIZED SHARE APPROVAL. The Plan was adopted by the Board on September 17, 2014. The Plan was ratified by the Company’s stockholders on December 15, 2014, with 500,000 shares of Class B Common Stock authorized for awards under the Plan. The Plan shall become effective on January 1, 2015 and shall terminate on September 16, 2024. The Board amended the Plan on September 24, 2015 and October 13, 2016 to increase the amount of authorized shares under the Plan to 600,000 and then 700,000, respectively, shares of Class B Common Stock. The Company’s stockholders ratified such amendments to the Plan on December 14, 2015 and December 14, 2016, respectively. The Board amended the Plan on September 28, 2017 to increase the amount of authorized shares under the Plan to 1,030,000 shares of Class B Common Stock and on November 9, 2017 to remove certain provisions related to Section 162(m) of the Code. The Company’s stockholders ratified such amendments to the Plan on December 14, 2017. The Board amended the Plan on November 15, 2018 to increase the amount of authorized shares under the Plan to 1,130,000 shares of Class B Common Stock. The Company’s stockholders ratified such amendment to the Plan on December 13, 2018. The Board further amended the Plan on September 12, 2019 to (i) increase the amount of authorized shares under the Plan to 1,555,000 shares of Class B Common Stock and (ii) change the Non-Employee Director Annual Grant from 4,000 shares of Restricted Stock to Restricted Stock equal to $50,000 based on the average of the high and the low stock price on the business day prior to the Non-Employee Director Grant Date. The Company’s stockholders ratified such amendment to the Plan on December 12, 2019. The Board further amended the Plan on September 14, 2021 to increase the amount of authorized shares under the Plan to 1,730,000 shares of Class B Common Stock. The Company’s stockholders ratified such amendment to the Plan on December 15, 2021. The Board further amended the Plan on October 31, 2022 to increase the amount of authorized shares under the Plan to 1,780,000 shares of Class B Common Stock and on November 3, 2022 to change the definition of Change in Control. The Company’s stockholders ratified such amendments to the Plan on December 14, 2022.

(b) AMENDMENT AND TERMINATION OF THE PLAN. The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 13(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

22. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

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ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 14, 2022

Important Notice Regarding the Availability of Proxy Materials for the IDT Corporation

Stockholders Meeting to be Held on December 14, 2022:

The Notice of Annual Meeting and Proxy Statement and the 2022 Annual Report are available at:

www.idt.net/investors-and-media

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE LISTED NOMINEES AND “FOR” PROPOSAL 2

		OR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	Election of Directors: NOMINEES:				2.	To approve an amendment to the IDT Corporation 2015 Stock Option and Incentive Plan that will, among other things, increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 50,000.	☐	☐	☐
	Michael Chenkin	☐	☐	☐
	Eric F. Cosentino	☐	☐	☐
	Howard S. Jonas	☐	☐	☐
	Judah Schorr	☐	☐	☐
	Liora Stein	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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Electronic Distribution

If you would like to receive future IDT CORPORATION proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

IDT CORPORATION

520 Broad Street, Newark, New Jersey 07102

(973) 438-1000

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 14, 2022

The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of IDT Corporation to be held at the Offices of IDT Corporation, 520 Broad Street, Newark, New Jersey 07102 on December 14, 2022 at 11:00 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSAL 2 LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 14, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting.
MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	COMPANY NUMBER _______________
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.	ACCOUNT NUMBER _______________

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE LISTED NOMINEES AND “FOR” PROPOSAL 2

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	Election of Directors: NOMINEES:				2.	To approve an amendment to the IDT Corporation 2015 Stock Option and Incentive Plan that will, among other things, increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 50,000.	☐	☐	☐
	Michael Chenkin	☐	☐	☐
	Eric F. Cosentino	☐	☐	☐
	Howard S. Jonas	☐	☐	☐
	Judah Schorr	☐	☐	☐
	Liora Stein	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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